UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Dividend Declaration

On May 3, 2024, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has authorized and the Company has declared an additional enhancement with respect to the special dividends payable on the Company’s Series A Redeemable Preferred Stock (the “Series A Preferred Stock,” and such enhanced special dividends, the “Series A Preferred Enhanced Special Dividends”). The Series A Preferred Enhanced Special Dividends shall be declared for each month for which the Board declares the regular monthly dividend of $0.125 per outstanding share of Series A Preferred Stock, commencing in May 2024 (payable in June 2024). The Series A Preferred Enhanced Special Dividends (when applicable) will be aggregated with the regular monthly dividend on the Series A Preferred Stock so as to effect a dividend rate of the average one month term Secured Overnight Financing Rate (the “SOFR Rate”) plus 2.0%, subject to a 6.5% minimum and 8.5% maximum annual rate, calculated and paid monthly. The Series A Preferred Enhanced Special Dividends will be calculated based on the SOFR Rate for each day commencing on the 26th day of the prior month and ending on the 25th day of the applicable month, payable on the 5th of each month. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which press release is furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Bluerock Homes Trust, Inc., dated May 3, 2024

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: May 7, 2024	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer